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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Simon Property Group, L.P.'s previously filed Registration Statement File No. 333-68940.

                      ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
March 28, 2002.

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  EXHIBIT 23.1